Shareholders' Equity (Deficit)	12 Months Ended
Dec. 31, 2021
Federal Home Loan Banks [Abstract]
Shareholders' Equity (Deficit)
Note
7-Shareholders’
Equity (Deficit)
Preferred Shares
- The Company is authorized to issue 1,000,000 preferred shares with a par value of $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of December 31, 2021 and December 31, 2020, there were no preferred shares issued or outstanding.
Class
 A Ordinary Shares -
The Company is authorized to issue 200,000,000 Class A ordinary shares with a par value of $0.0001 per share. As of December 31, 2021 and December 31, 2020, there were no Class A ordinary shares outstanding, excluding 27,600,000 Class A ordinary shares subject to possible redemption.
Class
 B Ordinary Shares
- The Company is authorized to issue 20,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders are entitled to one vote for each share of Class B ordinary shares. As of December 31, 2021 and December 31, 2020, there were 6,900,000 Class B ordinary shares issued and outstanding.
Holders of the Class A ordinary shares and holders of the Class B ordinary shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders, except as required by law or stock exchange rule; provided that only holders of the Class B ordinary shares have the right to vote on the election of the Company’s directors prior to the initial Business Combination.
The Class B ordinary shares were automatically convert into Class A ordinary shares at the closing of the initial Business Combination on a one-for-one
basis (as adjusted).